UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 19, 2022

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)NextEra Energy, Inc. (NEE) held its 2022 Annual Meeting of Shareholders (2022 Annual Meeting) on May 19, 2022. At the 2022 Annual Meeting, NEE's shareholders approved three proposals and did not approve one shareholder proposal. The proposals are described in detail in NEE's definitive proxy statement on Schedule 14A for the 2022 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 1, 2022.

(b)The final voting results with respect to each proposal voted upon at the 2022 Annual Meeting are set forth below.

Proposal 1

NEE's shareholders elected each of the thirteen nominees to the Board for a one-year term, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Sherry S. Barrat	1,310,451,082	87.3%	190,451,277	11,158,942	201,621,463
James L. Camaren	1,369,851,054	91.0%	135,774,618	6,435,629	201,621,463
Kenneth B. Dunn	1,461,126,975	97.0%	45,716,641	5,217,685	201,621,463
Naren K. Gursahaney	1,435,652,013	95.3%	70,196,627	6,212,661	201,621,463
Kirk S. Hachigian	1,434,707,897	95.9%	61,365,605	15,987,799	201,621,463
John W. Ketchum	1,493,816,242	99.1%	13,665,117	4,579,942	201,621,463
Amy B. Lane	1,465,440,106	97.2%	41,821,922	4,799,273	201,621,463
David L. Porges	1,455,432,679	96.7%	50,082,554	6,546,068	201,621,463
James L. Robo	1,371,829,316	91.6%	125,214,641	15,017,344	201,621,463
Rudy E. Schupp	1,287,507,786	85.9%	210,679,474	13,874,041	201,621,463
John L. Skolds	1,481,414,193	98.3%	25,309,951	5,337,157	201,621,463
John A. Stall	1,493,430,478	99.1%	13,442,586	5,188,237	201,621,463
Darryl L. Wilson	1,464,804,236	97.2%	42,063,677	5,193,388	201,621,463

Proposal 2

NEE's shareholders ratified the appointment of Deloitte & Touche LLP as NEE's independent registered public accounting firm for 2022, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,595,960,198	93.4%	112,673,336	5,049,230	—

Proposal 3

NEE's shareholders approved, by non-binding advisory vote, NEE's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,236,075,470	82.3%	265,880,393	10,105,438	201,621,463

Proposal 4

NEE's shareholders did not approve a non-binding shareholder proposal requesting that the Board disclose in NEE’s annual proxy statement each director’s self-identified gender and race/ethnicity as well as individual skills and attributes most relevant to NEE, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
374,116,858	25.3%	1,107,077,501	30,866,942	201,621,463

Proposal 5

Proposal 5, a non-binding shareholder proposal requesting NEE report on workforce diversity data, has been withdrawn by the proponent as NEE will be voluntarily releasing promotion and hiring data in line with EEO-1 categories in its 2023 environmental, social and governance report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 23, 2022

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel